14. SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2016
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

On February 16, 2017, the Company has entered into a Letter of Intent with Petrosteam LLC (“Petrosteam”) to obtain an exclusive license to deploy patented and field tested proprietary technologies utilizing steam generation applied to bitumen and heavy oil recovery (the “Petrosteam Technology”) in the Provinces of Alberta and Saskatchewan (collectively the “Territory”). Under the exclusive license, Strata has the exclusive right to use the Petrosteam Technology to produce within the Territory from its own properties and from those of others.

Subject to final agreement, payment for the license includes issuance of restricted shares issued by the Company to Petrosteam in the following manner: 5 million upon execution of the agreement; 5 million upon Strata stock price reaching $.50 USD; 10 million upon Strata stock reaching $6.00 USD; and 10 million upon Strata achieving commercial production.

As part of the exclusive license agreement and subject to the terms of the definitive agreement, the Company may purchase equipment, including steam generators, from Petrosteam. The first unit (5 mmbtu at 600 psi) will be acquired for $2 Million USD with the second (30 mmbtu at 850 psi) for $3.5 Million USD. Additional units may be purchased from Petrosteam as required.

The Company shall also pay to Petrosteam a royalty payment of six percent (6%) on that portion of gross revenues attributable to the Petrosteam Technology as defined in the purchase agreement. The Company has a first right of refusal to buy this royalty from Petrosteam.